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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 14, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                    0-944                    41-0783184
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission              (I.R.S. Employer
     of incorporation)            file number)             Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Info

Item 2.01 - Results of Operations and Financial Conditions

Possis Medical Reduces First Quarter 2005 Revenue and EPS Estimates--Company Also Reduces Fiscal 2005 Outlook


On October 14, 2004, Possis Medical, Inc. announced that it expects revenue for the first fiscal quarter ended October 31, 2004 to be less than the previously announced projected revenue range.

A full copy of the referred-to press release is attached hereto as Exhibit 99.1.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 14, 2004
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Eapen Chacko
                                               ---------------------------------
                                               Eapen Chacko
                                               Vice President, Finance

                                  EXHIBIT INDEX


   Exhibit No.           Description
   -----------           -----------

   99.1                  Press Release, dated October 14, 2004, issued by Possis
                         Medical, Inc.